No person has been authorized to give any information or advice, or to make any representation, other than what is contained in the Offering Memorandum.

LETTER OF TRANSMITTAL AND BALLOT FOR ACCEPTING OR REJECTING THE
PREPACKAGED PLAN OF REORGANIZATION
OF CIT GROUP INC. AND CIT GROUP FUNDING COMPANY OF DELAWARE

[THIS BALLOT IS EXCLUSIVELY FOR THE USE BY HOLDERS OF
CERTIFICATED SECURITIES IN CLASS 9 SENIOR UNSECURED NOTE CLAIMS]

On October 1, 2009, CIT Group Inc. and CIT Group Funding Company of Delaware (collectively, “CIT”) commenced their exchange offer solicitation whereby CIT is seeking to exchange certain of their unsecured debt for new notes and equity in CIT Group Inc. (the “Exchange Offer”). Contemporaneously with the launch of the Exchange Offer, CIT has also commenced the solicitation of votes to accept or reject the Prepackaged Plan of Reorganization of CIT Group Inc. and CIT Group Funding Company of Delaware (as amended and modified, the “Plan of Reorganization”) from holders of their unsecured debt. On October 16, 2009, CIT Group Inc. commenced its exchange offer solicitation for certain long term notes whereby CIT Group Inc. is seeking to exchange certain of their long term maturity debt for new notes and equity in CIT Group Inc. (the “Long Term CIT Offers”). THIS BALLOT IS NOT TO BE USED IN CONNECTION WITH THE LONG TERM CIT OFFERS. The Exchange Offer and Plan of Reorganization are explained in greater detail in the offering memorandum (the “Offering Memorandum”). As discussed in the Offering Memorandum, CIT may commence a chapter 11 case under the Bankruptcy Code and seek immediate confirmation of the Plan of Reorganization: (a) if the conditions to consummating the Exchange Offer are not satisfied and/or (b) the votes on the Plan of Reorganization are sufficient to confirm such Plan of Reorganization under title 11 of the United States Code (the “Bankruptcy Code”).

This ballot (the “Ballot”) is being sent to all registered holders (the “Registered Holders”) of Class 9 Senior Unsecured Debt Claims who hold debt against CIT in certificated form (the “CIT Debt”) for their use in participating in the Exchange Offer and voting to accept or reject the Plan of Reorganization. Your options with respect to the Exchange Offer and vote to accept or reject the Plan of Reorganization are as follows:

OPTION 1. PARTICIPATE in the Exchange Offer; vote to ACCEPT the Plan of Reorganization.

OPTION 2. NOT PARTICIPATE in the Exchange Offer; vote to ACCEPT the Plan of Reorganization.

OPTION 3. NOT PARTICIPATE in the Exchange Offer; vote to REJECT the Plan of Reorganization.

OPTION 4. Take no action; NOT PARTICIPATE in the Exchange Offer; NO VOTE on the Plan of Reorganization.

A vote to accept the Plan constitutes your consent to the releases specified in Article XIII of the Plan.

If you have any questions regarding the voting and exchange process should contact the exchange and voting agent, Financial Balloting Group LLC, at (646) 282-1800.

Please note that, except as provided in the Plan, the Plan contemplates (i) separate plans of reorganization for each potential debtor, and (ii) separate classes of creditors for each plan for voting and distribution purposes. Depending on the nature of the Debt you hold against CIT, you may hold claims in multiple classes. The Offering Memorandum at page (iii) contains a schedule indicating each series of debt and the corresponding Plan of Reorganization class.

Please note that if you participate in the Exchange Offer you are also required to vote to accept the Plan of Reorganization. Therefore, if you intend to participate in the Exchange Offer you should also carefully review the terms of the Plan. The treatment of your claims under the Plan may be different from the treatment provided under the Exchange Offer.

A vote to accept the Plan constitutes your consent to the releases, injunctions, and exculpation provisions specified in Article XIII of the Plan.

Please read and follow the attached instructions carefully. THE EXCHANGE OFFER AND DEADLINE TO VOTE TO ACCEPT OR REJECT THE PLAN IS 11:59 P.M. (NEW YORK CITY TIME) ON OCTOBER 29, 2009 (the “Voting Deadline”). This Ballot must be ACTUALLY RECEIVED by the Financial Balloting Group LLC (the “Voting Agent” or the “Exchange Agent”) prior to the expiration of the Voting Deadline. Please note that once your CIT Debt has been tendered, you will not be able to trade your CIT Debt. Exchange withdrawals will only be permitted as set forth in the Offering Memorandum.

INSTRUCTIONS

CIT Group Inc. and CIT Group Funding Company of Delaware (collectively, “CIT”) are soliciting the votes of certain of their creditors on their proposed Exchange Offer and Plan of Reorganization, described in Offering Memorandum accompanying this Ballot. Please review the Offering Memorandum carefully before you return this Ballot. Unless otherwise defined, capitalized terms used herein and in the Ballot have the meanings ascribed to them in the Offering Memorandum or Plan of Reorganization.

This Ballot does not constitute and will not be deemed to constitute (a) a proof of claim or (b) an admission by the Debtors of the nature, validity, or amount of any claim.

A vote to accept the Plan constitutes your consent to the releases specified in Article XIII of the Plan.

You may not split your vote. You must vote the entire claim that you hold to accept or to reject the Plan of Reorganization. You will be deemed to have voted the full amount of your claim in your vote. You must vote all your claims within a single class to either accept or reject that Plan. Please consult page (iii) of the Offering Memorandum for a description of the Plan of Reorganization classes.

To ensure your tender is valid and vote on the Plan of Reorganization is counted, you must complete, sign, and return this Ballot to the address (i) set forth on the enclosed pre-addressed envelope or (ii) to the hand delivery or overnight courier address. The method of delivery of Certificate(s), this Ballot and all other required documents is at the option and sole risk of the tendering Registered Holder, and the delivery will be deemed made only when actually received by the Voting Agent. If delivery is by mail, registered mail with return receipt requested, properly insured or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

This Ballot (including the accompanying letter of transmittal) and CIT Debt should be sent only to the Exchange Agent and not to CIT, any affiliate of CIT or The Depository Trust Company. Unsigned Ballots will not be counted. Ballots must be RECEIVED along with the certificate evidencing the debt you hold against CIT by the Voting Agent by 11:59 p.m. (New York City time) on October 29, 2009 (the “Voting Deadline”) at the following address:

Financial Balloting Group LLC
Attn: CIT Ballot Tabulation
757 Third Avenue, 3rd Floor
New York, NY 10017

If a Ballot is received after the Voting Deadline, it may not be counted for purposes of the Exchange Offer or as a vote to accept or reject the Plan of Reorganization. Except as otherwise provided herein, the delivery of a Ballot will be deemed made only when the original executed Ballot is actually received by the Voting Agent. In all cases, sufficient time should be allowed to assure timely delivery. Delivery of a Ballot to the Voting Agent by facsimile, e-mail, or any other electronic means will not be valid. No Ballot should be sent to CIT, any indenture trustee, transfer agent, or financial or legal advisor of CIT.

To complete the Ballot properly, take the following steps:

(a) Complete Item 1. Describe the type of certificated debt you are voting through this Ballot.

(b) Complete Item 2. Cast your vote with respect to the Exchange Offer and Plan of Reorganization in Item 2.

Your options with respect to the Exchange Offer and vote to accept or reject the Plan of Reorganization are as follows:

OPTION 1. PARTICIPATE in the Exchange Offer; vote to ACCEPT the Plan of Reorganization.

OPTION 2. NOT PARTICIPATE in the Exchange Offer; vote to ACCEPT the Plan of Reorganization.

OPTION 3. NOT PARTICIPATE in the Exchange Offer; vote to REJECT the Plan of Reorganization.

OPTION 4. Take no action; NOT PARTICIPATE in the Exchange Offer; NO VOTE on the Plan of Reorganization.

A vote to accept the Plan constitutes your consent to the releases specified in Article XIII of the Plan.

(c) Ballots that are signed and returned, but not expressly voted to accept or reject the Plan of Reorganization, will not be counted. A Ballot accepting or rejecting the Plan may not be revoked after the Voting Deadline.

(d) Review Item 3 carefully.

(e) Sign and date your Ballot. Your signature is required in order for your vote and elections to be counted. If the CIT Debt voted with this Ballot is/are held by a partnership, the Ballot should be executed in the name of the partnership by a general partner. If the CIT Debt is held by a corporation, the Ballot must be executed by an officer.

(f) Complete the letter of transmittal portion of this Ballot.

(g) If you believe that you have received the wrong Ballot, please immediately contact the Voting Agent, Financial Ballot Group LLC, at (646) 282-1800.

(h) If you are completing this Ballot on behalf of another person or entity, indicate your relationship with that person or entity and the capacity in which you are signing.

(i) Provide your name and mailing address if (i) different from the printed address that appears on the Ballot or (ii) no pre-printed address appears on the Ballot.

(j) Return your Ballot using the enclosed return envelope.

Please Mail Your Ballot Promptly!

If you have any questions regarding this Ballot
or the voting or election procedures, please call the Voting Agent,
Financial Balloting Group LLC, promptly at (646) 282-1800.

You may receive multiple mailings containing Ballots. You should vote each Ballot that you receive for all of the claims that you hold.

Item 1.	Amount of Claim.

The undersigned certifies that as of the date of this Ballot, the undersigned was the holder (or authorized signatory) of Class 7 Senior Unsecured Debt Claims in the following principal amount (do not include interest) against CIT:

Amount of CIT Debt	Description of CIT Debt

1. $

2. $

3. $

You should complete a separate Ballot for each issue of CERTIFICATED CIT Debt and tender the related certificate with such Ballot.

Item 2.	Vote On Plan.

Please note that each holder of the CIT Debt must vote all of his, her, or its CIT Debt within a class in a consistent fashion, and may not split the vote with respect to the Plan of Reorganization.

THE VOTING OPTIONS ARE AS FOLLOWS (please check one):

☐	OPTION 1. PARTICIPATE in the Exchange Offer; vote to ACCEPT the Plan of Reorganization.

☐	OPTION 2. NOT PARTICIPATE in the Exchange Offer; vote to ACCEPT the Plan of Reorganization.

☐	OPTION 3. NOT PARTICIPATE in the Exchange Offer; vote to REJECT the Plan of Reorganization.

A vote to accept the Plan constitutes your consent to the releases specified in Article XIII of the Plan. You must complete the Letter of Transmittal following Item 3 below if you are participating in the Exchange Offer or voting on the Plan of Reorganization.

Item 3.	Certifications for Vote on Plan

By completing and submitting this Ballot, you acknowledge (1) that the solicitation of votes to accept or reject the Plan is subject to all the terms and conditions set forth in the Offering Memorandum, (2) that you have received a copy of the Offering Memorandum, (3) that the vote on the Plan of Reorganization is being made pursuant to the terms and conditions set forth therein, and (4) that a vote to accept the Plan of Reorganization is an affirmative consent to the releases, injunctions, and exculpation contained in Article XIII of the Plan.

Name of Holder:
Signature:
Print or Type Name:
Title (if appropriate):
Address:
Telephone Number:
Date:

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL MAKE YOU OR ANY OTHER PERSON AN AGENT OF THE COMPANY OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH. THIS BALLOT SHALL CONSTITUTE OR BE DEEMED TO CONSTITUTE (A) A PROOF OF CLAIM OR (B) AN ADMISSION BY THE COMPANY OF THE NATURE, VALIDITY, OR AMOUNT OF ANY CLAIM.

VOTING DEADLINE

The Voting Deadline is 11:59 p.m. (New York City time) on October 29, 2009. For your instructions to be followed, the bank or brokerage firm holding your Old Notes must have TENDERED the underlying position by the Voting Deadline.

ADDITIONAL INFORMATION

If you have any questions regarding the voting and exchange process should contact the exchange and voting agent, Financial Balloting Group LLC, at (646) 282-1800.

PLEASE SEE FOLLOWING PAGES FOR LETTER OF TRANSMITTAL
INSTRUCTIONS IF PARTICIPATING IN EXCHANGE OFFER OR
VOTING TO ACCEPT OR REJECT THE PLAN.

LETTER OF TRANSMITTAL FOR CERTIFICATE(S) FORMERLY REPRESENTING DEBT OF CIT GROUP INC. (“CIT” OR THE “COMPANY”) TENDERED PURSUANT TO EXCHANGE OFFER AND PREPACKAGED PLAN OF REORGANIZATION OF CIT GROUP INC. AND CIT GROUP FUNDING COMPANY OF DELAWARE

The Exchange Agent is:

By Mail or by Hand Delivery:
Financial Balloting Group LLC
Attn: CIT Ballot Tabulation
757 Third Avenue, 3rd Floor
New York, NY 10017
+1 (646) 282-1800

DELIVERY OF THIS BALLOT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID TENDER

For holders (“Registered Holders”) of CIT certificated debt (the “CIT Debt”) to (a) participate in the Exchange Offer or vote to accept or reject the Plan of Reorganization and (b) receive a distribution in respect of the Exchange Offer or Plan of Reorganization, the certificate(s) (the “Certificate(s)”) formerly representing the CIT Debt must be properly tendered by sending such Certificate(s), together with this Letter of Transmittal, properly completed and duly executed, to the Exchange Agent such that they are received by the Exchange Agent at its address set forth above no later than the Voting Deadline which is October 29, 2009 at 11:59 P.M. (New York City Time). IF YOU FAIL TO MAKE AN EFFECTIVE TENDER OF ALL CERTIFICATE(S) BENEFICIALLY OWNED BY A REGISTERED HOLDER BY THE VOTING DEADLINE, YOUR TENDER INTO THE EXCHANGE OFFER OR VOTE ON THE PLAN OF REORGANIZATION WILL NOT BE VALID AND YOU WILL NOT RECEIVE A DISTRIBUTION ON ACCOUNT OF YOUR CIT DEBT IN THE EXCHANGE, AND YOU WILL ONLY RECEIVE A DISTRIBUTION UNDER THE PLAN UPON SURRENDER OF SUCH CERTIFICATE(S).

DESCRIPTION OF TENDERED CERTIFICATE(S)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Certificate(s) (Please attach additional signed list, if necessary)

	Certificate Number(s)	Principal Amount Represented by Certificate(s)

Total

If your Certificate(s) have been mutilated, lost, destroyed or stolen, please check this box. ☐

Please note that it may be necessary to combine the CIT Debt represented by your Certificate(s) for purposes of determining the principal amount of consideration you are entitled to receive under the Exchange Offer or the Plan of Reorganization. Therefore, no assurance can be given that you will receive separate distributions for each of the certificates tendered.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY
BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The procedures set forth in the Offering Memorandum requires that certificated holders of CIT Debt tender their Certificate(s) pursuant to this Letter of Transmittal as a condition to (a) participating in the Exchange Offer and voting to accept or reject the Plan of Reorganization and (b) the receipt of the distribution to which such holders are entitled under the Exchange Offer or Plan of Reorganization.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ CAREFULLY THE INSTRUCTIONS SET FORTH IN THIS
LETTER OF TRANSMITTAL.

Upon the terms and subject to the conditions of the Offering Memorandum, the undersigned hereby tenders to the Exchange Agent, as agent for the Company, the Certificate(s) listed above formerly representing outstanding CIT Debt.

The undersigned hereby represents and warrants that the undersigned (i) has read and agreed to the terms and conditions contained in this Letter of Transmittal and (ii) has full power and authority to tender the Certificate(s) listed above, free and clear of all liens, restrictions, charges and encumbrances and to direct the manner in which distributions are to be made with respect to the CIT Debt represented by such Certificate(s). The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable in connection with the tender of the Certificate(s). The undersigned hereby acknowledges that delivery of the Certificate(s) will be made, and risk of loss and title to such Certificate(s) will pass, only upon receipt thereof by the Exchange Agent.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful attorney-in-fact of the undersigned with respect to the CIT Debt held by the undersigned, with full power of substitution, to cancel such CIT Debt upon consummation of the Exchange Offer or Plan of Reorganization. This power of attorney shall be deemed to be an irrevocable power coupled with an interest.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and personal and legal representatives of the undersigned. The tender of Certificate(s) hereby is irrevocable unless the Company chooses not to consummate both the Exchange Offer or the Plan of Reorganization.

The undersigned understands that the tender of the Certificate(s) will not be deemed to have occurred unless and until the Exchange Agent has received the Certificate(s) and this Letter of Transmittal, properly completed and duly executed, together with all accompanying evidence of authority in form satisfactory to the Company (which may delegate such power in whole or in part to the Exchange Agent). All questions as to the validity, form and eligibility of any tender of Certificate(s) hereunder will be determined by the Company, which determination shall be final and binding on all parties.

Unless otherwise indicated under “Special Delivery Instructions,” the distribution with respect to the tendered CIT Debt to the undersigned at the address of record shown above upon consummation of the Exchange Offer or Plan of Reorganization.

TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS
(See Instructions 2 and 4)

PLEASE SIGN HERE
(Please Complete Form W-9 Accompanying the Guidelines
for Request for Taxpayer Identification Number and
Certification on Form W-9
or a Form W-8; See Instruction 8)

Signature(s) of Registered Holder(s)

Date:

(Must be signed by the Registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the CIT Debt transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2.)

Name(s):

(Please Print)

Capacity (full title):

Address:

Area Code and Telephone No.:

Taxpayer Identification Number or Social Security Number:
(See Instruction 8)

GUARANTEE OF SIGNATURE(S)
(See Instruction 2)

Authorized Signature:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Date:

ALL REGISTERED HOLDERS MUST COMPLETE FORM W-9 ON PAGE 8 HEREOF OR, IF APPLICABLE, THE APPROPRIATE FORM W-8.

SPECIAL PAYMENT OR DELIVERY INSTRUCTIONS
(Signature Guarantee Required — See Instructions 2 and 5)

TO BE COMPLETED ONLY if the Distribution is to be sent to someone other than the Registered Holder(s) of the CIT Debt whose signature(s) appear(s) above, or to such Registered Holder at an address other than that shown above.

Deliver the Distribution to:

Name (please print):

Address (including zip code):

INSTRUCTIONS

1. Delivery of Letter of Transmittal and Certificate(s). In accordance with the instructions set forth herein, in order for you to (a) participate in the Exchange Offer or vote to accept or reject the Plan of Reorganization and (b) receive the distribution to which you are entitled under the Exchange Offer or Plan of Reorganization, you must properly tender your Certificate(s) by sending such Certificate(s), together with this Letter of Transmittal (or a photocopy hereof), properly completed and duly executed, with any required medallion signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth herein such that they are received no later than the Expiration Date.

IF YOU FAIL TO MAKE AN EFFECTIVE TENDER OF CERTIFICATE(S) BY THE VOTING DEADLINE, YOU WILL NOT BE PERMITTED TO PARTICIPATE IN THE EXCHANGE OFFER OR VOTE TO ACCEPT OR REJECT THE PLAN OF REORGANIZATION

The method of delivery of Certificate(s), this Ballot and Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Registered Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. This Letter of Transmittal and CIT Debt should be sent only to the Exchange Agent, not to the Company, any of the other affiliate of CIT or The Depository Trust Company.

2. Guarantee of Signatures. No medallion signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the Registered Holder(s) of the Certificate(s) tendered herewith, unless such Registered Holder(s) has completed the box entitled “Special Delivery Instructions” herein or (ii) such Certificate(s) are tendered for the account of a financial institution that is an eligible guarantor institution (e.g., commercial banks, savings and loan associations and brokerage houses with membership in an approved medallion signature program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934 (collectively, “Eligible Institutions”). In all other cases, all signatures on this Letter of Transmittal must be medallion guaranteed by an Eligible Institution.

3. Inadequate Space. If the space provided in the box captioned “Description of Tendered Certificate(s)” is inadequate, the Certificate number(s) and/or the number of shares and any other required information should be listed on a separate, signed schedule, which is attached to this Letter of Transmittal.

4. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the Registered Holder(s) of the CIT Debt formerly represented by the Certificate(s) being tendered, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Certificate(s) being tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the CIT Debt being tendered hereby are registered in different names on several Certificate(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificate(s).

If this Letter of Transmittal or any Certificate(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

5. Special Payment or Delivery Instructions. If the Distribution is to be sent to someone other than the individual or entity executing this Letter of Transmittal or to an address other than that shown above, the appropriate box on this Letter of Transmittal should be completed.

6. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any CIT Debt, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form. The Company also reserves the absolute right, subject to applicable law, to waive any conditions or irregularity in any submission of CIT Debt of any particular Registered Holder whether or not similar conditions or irregularities are waived in the case of other Registered Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer or Plan of Reorganization (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of CIT Debt will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Exchange Agent, any affiliates or assigns of the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in any tender of CIT Debt or incur any liability for failure to give such notification. Any and all Letters of Transmittal or facsimiles (including any other required documents) not in proper form are subject to rejection.

7. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent at the address and telephone number set forth on the front of this Letter of Transmittal. Copies of the Exchange Offer and Plan of Reorganization may be obtained from the Exchange Agent.

9. Mutilated, Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing CIT Debt have been mutilated, lost, destroyed or stolen, the Registered Holder should promptly notify the Exchange Agent in writing at its address set forth herein. The Registered Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

IMPORTANT TAX INFORMATION

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS BALLOT AND LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN BY CIT IN CONNECTION WITH THE EXCHANGE OFFER AND PLAN OF REORGANIZATION; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the Exchange Offer or Plan of Reorganization. To prevent backup withholding, each U.S. Holder (as defined in the Offering Memorandum) or other U.S. payee should either (x) provide the Exchange Agent his correct taxpayer identification number (“TIN”) by completing the copy of the Internal Revenue Service (“IRS”) Form W-9 attached to this Ballot and Letter of Transmittal, certifying that (1) he is a “United States person” (as defined in section 7701(a)(30) of the Code), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the IRS that he is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he is no longer subject to backup withholding or (y) otherwise establish an exemption. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the U.S. Holder (or other payee) may be subject to a $50 penalty imposed by the IRS, and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9 and sign and date the Form W-9. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the U.S. Holder. For further information concerning backup withholding and instructions for completing Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the CIT Debt is held in more than one name), consult the instructions in the enclosed Form W-9 contained in this Ballot and Letter of Transmittal.

Certain persons (including, among others, all corporations and certain individual Non-U.S. Holders (as defined in the Offering Memorandum)) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Form W-9. To satisfy the Exchange Agent that an individual Non-U.S. Holder qualifies as an exempt recipient, such person must submit an applicable IRS Form W-8 (such as an IRS Form W-8BEN), signed under penalties of perjury, attesting to that person’s non-U.S. status. An applicable IRS Form W-8 can be obtained at the IRS website at www.irs.gov. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

A person’s failure to complete Form W-9, the applicable Form W-8 or other appropriate form will not, by itself, cause such person’s CIT Debt to be deemed invalidly delivered, but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the Exchange Offer or Plan of Reorganization. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9, THE APPLICABLE FORM W-8, OR ANOTHER APPROPRIATE FORM, AS APPLICABLE, MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER OR PLAN OR REORGANIZATION.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.
Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:  ☐ Individual/Sole proprietor     ☐ Corporation     ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ►  ☐ Other (see instructions) ►
☐ Exempt payee

	Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.		Social security number or Employer identification number

Part II Certification

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. citizen or other U.S. person (defined below).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ►	Date ►

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note.  If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person.  For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships.  Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person.  If you are a foreign person, do not use Form W-9.  Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding?  Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.  Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).  Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities.  Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note.  You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note.  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note.  See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note.  Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements.  Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.  You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.  You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions.  You must sign the certification. You may cross out item 2 of the certification.

4. Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

For this type of account:		Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity[4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note.  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.  Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.